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                             Amendment No. 1 to the
                            AMENDED LICENSE AGREEMENT

                                  by and among

                              PRINCETON UNIVERSITY,
                      THE UNIVERSITY OF SOUTHERN CALIFORNIA
                                       and
                          UNIVERSAL DISPLAY CORPORATION

                              Dated: August 7, 2003

The Trustees of Princeton University, the University of Southern California and Universal Display Corporation, having previously entered into an Amended License Agreement effective as of October 9, 1997 (the "Agreement"), do hereby mutually agree to amend the Agreement as follows:

     1. The patents and patent applications listed in Attachment B-2 to this Amendment No. 1 are hereby deemed added to Appendix B of the Agreement, thereby being included in the definition of "Patent Rights" thereunder.

     2. Except as specifically modified by this Amendment No. 1, all of the provisions of the Agreement are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.

Acknowledged and Agreed to effective as of the date of this Amendment No. 1 set forth above:

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

The Trustees of Princeton University                 The University of Southern California

By:        /s/ John F. Ritter                        By:        /s/ Dennis F. Dougherty
   ----------------------------------                   -------------------------------------

Name:         John F. Ritter                         Name:        Dennis F. Dougherty
     --------------------------------                     -----------------------------------


Title:        Director, OTL                          Title:       Sr. V.P., Admin.
      -------------------------------                      ----------------------------------


Universal Display Corporation

By:        /s/ Steven V. Abramson
   ---------------------------------

Name:         Steven V. Abramson
     -------------------------------

Title:        President & COO
      ------------------------------

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